SECOND AMENDMENT TO
                               CREDIT AGREEMENT


      This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is entered into as of March 15, 1998, by and between Smithway Motor Xpress, Inc. ("Borrower"), Smithway Motor Xpress Corp. as Guarantor (the "Guarantor") and LaSalle National Bank, as Lender (the "Lender").

                             W I T N E S S E T H:

      WHEREAS, the Borrower and the Guarantor entered into a Credit Agreement dated as of September 3, 1997, and a First Amendment to Credit Agreement dated as of March 1, 1998 and the parties agree that certain modifications are required to the Credit Agreement;

      NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

      1. Unless otherwise stated herein, all of the capitalized terms contained in this document shall have the same meanings as contained in the Agreement.

      2. The term "Borrowing Base" appearing in Section 9.1 hereof is hereby deleted and in lieu thereof is inserted the following:

                  "Borrowing   Base"   means  an   amount  as  of  any  time  of
            determination equal to the sum of: (a) eighty five percent (85%) of the aggregate amount of the Borrower's then existing Eligible Accounts , plus (b) eighty five percent (85%) of the aggregate amount of East West's then existing Eligible Accounts (which relate to accounts owed or owing to East West), plus (c) seventy five percent (75%) of the aggregate net book value of the Borrower's and East West's unencumbered trucks and trailers. Net book value is defined as the depreciated book value of all of Borrower's and East West's trucks and trailers less all indebtedness and lease obligations relating thereto.

      3.  Concurrently  with the  execution of this  Amendment,  East West Motor
Express, Inc. ("East West") shall execute a Guaranty, the form of which is attached hereto as Exhibit A.

      4. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Lender, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Lender, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

      5. Borrower represents and warrants to Lender that (i) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (ii) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, and (iii) all representations and warranties of Borrower contained in the Agreement, as amended, and all other agreements, instruments and other writings relating thereto, are true, correct and complete as of the date hereof.

      6. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Credit Agreement, as amended, and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

      7. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

      8. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

      9. This Amendment was executed an delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

      IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.

                                    SMITHWAY MOTOR XPRESS, INC., as Borrower


                                    By:     /s/ G. Larry Owens
                                    Title:  Executive Vice President

                                    Address Notice:
                                    P.O. Box 404
                                    Fort Dodge, Iowa 50501
                                    Attn:
                                    Facsimile:
                                    Tel:

                                    LASALLE NATIONAL BANK, as Lender

                                    By:     /s/ Bruce Linger
                                    Title:  Senior Vice President

                                    Address notices and Lending Office::
                                    135 S. LaSalle
                                    Chicago, Illinois 60603
                                    Attn: Mr. Bruce Linger
                                    Facsimile: (312) 904-6150
                                    Tel: (312) 904-8356

                           CONSENT AND RATIFICATION

            The undersigned, pursuant to that certain Guaranty dated as of September 3, 1997, is a guarantor of all of the obligations of the Borrower to the Lender under the terms of the Credit Agreement dated as of September 3, 1997, as amended, and hereby consents to the Second Amendment to Credit Agreement. Guarantor hereby reaffirms and ratifies his guaranty as if the same were fully set forth herein.


                                    SMITHWAY MOTOR XPRESS CORP, as Guarantor


                                    By:     /s/ G. Larry Owens
                                    Title:  Executive Vice President

                                    Address Notice:
                                    P.O. Box 404
                                    Fort Dodge, Iowa 50501
                                    Attn:
                                    Facsimile:
                                    Tel:



T:\40934\09397\2ndAmendment.wpd 03/16/98

                                   EXHIBIT A
                                   GUARANTY

            For value received and in consideration of any and all loans, advances or other financial accommodations provided by LASALLE NATIONAL BANK, a national banking association (referred to herein, together with its successors, assigns and transferees, as "Lender") to SMITHWAY MOTOR XPRESS, INC. (the "Borrower"), including, but not limited to, the revolving loans described in that certain Credit Agreement dated as of September 3, 1997, as thereafter amended from time to time (the "Credit Agreement") entered into by Lender Borrower, and the undersigned.

            EAST WEST MOTOR EXPRESS, INC., a South Dakota corporation ("Guarantor"), derives a substantial financial benefit from the Borrower, and hereby unconditionally, irrevocably and absolutely guarantees (a) the full and prompt payment, when due, whether at maturity or earlier by reason of acceleration or otherwise, and at all times thereafter of all obligations of the Borrower to Lender whenever and however created, including, but not limited to, obligations of the Borrower with respect to payment of the principal of, prepayment charges (if any) and interest on the Loans (including interest on any overdue principal and prepayment charges, if any, and, to the extent permitted by law, on any overdue interest), and all other amounts due to Lender under the Credit Agreement and the other Loan Documents (this and all other capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement), and (b) the prompt and faithful performance, discharge and observance of any of all other obligations, covenants, agreements, conditions, representations, warranties, indemnities and liabilities of the Borrower to be performed, discharged or observed by the Borrower under or pursuant to any agreement of the Borrower with Lender, including, but not limited to the Credit Agreement, the other Loan Documents, and all agreements, instruments and documents executed or delivered in connection therewith or pursuant thereto (all such obligations of the Borrower guaranteed by the Guarantor herein being hereinafter called the "Obligations"). If the Borrower defaults in the payment when due of any of the Obligations (whether at their stated maturity, by acceleration, or otherwise), the Guarantor shall pay to the unpaid holders of the Obligations (the "Holders"), on demand, the full amount of such Obligations in immediately available funds at the place provided in the relevant document. The Guarantor further agrees to pay (a) all costs and expenses including, without limitation, all court costs and reasonable attorneys' fees and expenses paid or incurred by each of the Holders in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, the Borrower, the Guarantor, or any other guarantor of all or any part of the Obligations or in endeavoring to realize upon any or all collateral (including, but not limited to Collateral as defined under any of the Credit Agreement or the other Loan Documents), and (b) to the extent permitted by law, interest on the Obligations and such costs and expenses at the applicable per annum rate set forth in the relevant document.

            The Guarantor hereby represents and warrants that:

            (a) The Guarantor has full power, authority and legal right to execute this Guaranty.

            (b) This Guaranty has been duly  authorized,  executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relative to or affecting the enforcement of creditors' rights generally in effect from time to time and by general principles of equity.

            (c) No consent, approval or authorization of or filing with any Governmental Body or other Person on the part of the Guarantor is required in connection with this Guaranty, except such consents, approvals and authorizations, if any, as have been obtained.

            (d) The execution, delivery and performance of this Guaranty will not violate any provision of any applicable law or regulation or of any Order, domestic or foreign, or of the articles or bylaws of the Guarantor or of any securities issued by the Guarantor or of any mortgage, indenture, lease, contract, or loan agreement to which the Guarantor is a party, or any other agreement, instrument or undertaking to which the Guarantor is a party or which purports to be binding upon the Guarantor or upon any of its assets, and will not result in the creation or imposition of any Lien on any of the assets of the Guarantor except as contemplated by this Guaranty, the Credit Agreement, the other Loan Documents or any other agreements between the Borrower and Lender.

            The Guarantor hereby waives notice of acceptance of this Guaranty by any Holder, of any action taken or omitted in reliance hereon or of any default in the payment of any of the Obligations or in the performance of any covenants and agreements of the Borrower contained in the Credit Agreement or any of the other Loan Documents or any other agreement between the Borrower and Lender, and any diligence, presentment, demand, protest, dishonor or notice of any kind.

            This Guaranty constitutes a present and continuing guaranty of payment and performance and not of collection of the Obligations, and shall be absolute, primary, present and unconditional; and to the extent permitted by applicable law, shall not be subject to any counterclaim, setoff, reduction or defense based upon any claim the Guarantor may have against the Borrower or any other Person and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected or impaired by any thing, event, happening, matter, circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof or shall consent thereto), including, without limitation:

                        (i) any amendment or other modification of or supplement
            to any provision of any agreement or document between the Borrower and Lender, including, but not limited to the Credit Agreement or any other Loan Document or any assignment or transfer thereof, including without limitation any renewal or extension of the terms of payment of any of the Loans or any other indebtedness of the Borrower to Lender or the granting of time in respect of any payment thereof, or any furnishing or acceptance of security or any release of any security furnished or accepted for any of the Obligations;

                        (ii) any waiver, consent,  extension,  granting of time,
            forbearance, indulgence or other action or inaction under or in respect of this Guaranty, the Credit Agreement, the other Loan Documents, or any other agreements between the Borrower and Lender or any of the Loans or other indebtedness of the Borrower to Lender or any exercise or non-exercise of any right, remedy or power in respect hereof or thereof;

                        (iii) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to the Borrower or any other Person except the Guarantor, or the properties or creditors of any of them;

                        (iv) the  occurrence  of any event of  default  or event
            which, with the giving of notice or lapse of time, or both, would become an event of default, as defined under the relevant document, or any invalidity or unenforceability of, or any misrepresentation, irregularity or other defect in, the Credit Agreement, the other Loan Documents, or any other agreement between the Borrower and Lender;

                        (v) any transfer of any assets to or from the  Guarantor
            or the Borrower, including without limitation any transfer or purported transfer to the Guarantor or the Borrower from any Person, any invalidity, illegality of, or inability to enforce, any such transfer or purported transfer, any consolidation or merger of the Guarantor or the Borrower with or into any other corporation or entity, or any change whatsoever in the objects, capital structure, constitution or business of the Guarantor or the Borrower or any Affiliate or Subsidiary of the Guarantor or of the Borrower;

                        (vi) any failure on the part of the Borrower or any other Person to perform or comply with any term of the Loans, the Credit Agreement, the other Loan Documents, or any other agreement between the Borrower and Lender;

                        (vii) any suit or other action brought by the Guarantor,
            the Borrower or any other Person, or by any partner, stockholder or creditor of any of such Persons, for any reason whatsoever, including without limitation any suit or action in any way attacking or involving any issue, matter or thing in respect of the Loans, the Credit Agreement, the other Loan Documents, or any other agreement between the Borrower and Lender;

                        (viii) any lack or limitation of status or power, incapacity or disability of the Borrower or of any officer, director or agent of the Borrower or any of its stockholders;

                        (ix) the cessation from any cause whatsoever (other than
            payment of the Obligations) of liability of the Borrower;

                        (x) the  termination of, or release or compromise of the
            Credit Agreement, the other Loan Documents, or any other agreement between the Borrower and Lender or any other agreement or document executed or delivered in connection therewith or pursuant thereto (other than as a result of payment of the Obligations);

                        (xi) any lack or limitation of the genuineness, validity, regularity or enforceability of the Credit Agreement, any Loan Document, any other Loan Document or any other agreement between the Borrower and Lender or any other agreement or document executed or delivered in connection therewith or pursuant thereto;

                        (xii) any failure by any of the Holders to take any steps to perfect or maintain any security interest in or Liens upon, or to preserve their rights to any security or collateral for the Obligations;

                        (xiii) any election by any of the Holders, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                        (xiv)  the  disallowance,   under  Section  502  of  the
            Bankruptcy Code, of all or any portion of any of the Holders' claims for repayment of the Obligations;

                        (xv) any  failure  to pursue or  enforce  any  rights or
            remedies which any of the Holders may have against any other guarantor of the Obligations, or any of them; or

                        (xvi) any other thing, event, happening, matter, circumstance or condition whatsoever, not in any way limited to the foregoing, which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

            Notwithstanding anything to the contrary contained herein or in any other agreement, document or instrument, the Guarantor hereby irrevocably waives , until such time as the Obligations have been paid in full, all rights of subrogation (whether such rights arise under common law, contract or federal law (including, without limitation, Section 509 of the Bankruptcy Code)) to the claims of the Holders against the Borrower, and waives all contractual, statutory and common law rights of contribution, reimbursement, indemnification and similar rights and claims (as such term is defined in the Bankruptcy Code) against the Borrower which may arise in connection with, or as a result of, this Guaranty.

            The Guarantor expressly waives any right it may have to require any Person seeking enforcement of its obligations hereunder to (a) proceed against the Borrower or any other guarantor or Person, (b) proceed against or exhaust any security, or (c) pursue any other remedy in the power of the Person seeking such enforcement. The Holders from time to time may, at their election, exercise any right or remedy they may have against the Guarantor, including, without limitation, the right to foreclose upon any such security by judicial or non-judicial sale, without affecting or limiting in any way the liability of the Guarantor hereunder, except to the extent the Obligations have been paid. The Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Borrower or any such security, whether resulting from such election by the Holders of the Obligations or otherwise.

            The Guarantor agrees that its obligations hereunder shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or the Guarantor is rescinded or must be otherwise restored by any Holder of any Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. The Guarantor further agrees that, without limiting the generality of the foregoing, if an event of default shall have occurred and be continuing and any Holder is prevented by applicable law from exercising any remedy under this Guaranty or under any of the Obligations, such Holder shall be entitled to receive from the Guarantor upon demand therefor, the sums which would otherwise have been due from the Borrower had such remedies been exercised.

            The Guarantor agrees that this Guaranty shall continue in full force and effect and may not be terminated or otherwise revoked by the Guarantor until the Obligations shall have been fully discharged.

            This Guaranty shall be binding upon the Guarantor and upon the successors and assigns of the Guarantor and shall inure to the benefit of Lender and each other Holder and their respective successors and assigns; all references herein to the Borrower and to the Guarantor shall be deemed to include their respective successors and permitted assigns, including, without limitation, a receiver, trustee or debtor-in-possession of or for the Borrower or the Guarantor. All references to the singular shall be deemed to include the plural where the context so requires.

            THIS GUARANTY SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND THE DECISIONS OF THE STATE OF ILLINOIS.

            THE GUARANTOR HEREBY CONSENTS AND AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF COOK, STATE OF ILLINOIS, AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT ANY DISPUTE CONCERNING THE RELATIONSHIP BETWEEN LENDER OR HOLDERS OF OBLIGATIONS, ON THE ONE HAND, AND THE GUARANTOR, ON THE OTHER HAND, OR THE CONDUCT OF ANY PARTY IN CONNECTION WITH THIS GUARANTY OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE.

            Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

            THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE GUARANTOR IN RESPECT OF THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

            IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the 15th day of March, 1998.


                        EAST WEST MOTOR EXPRESS, INC., a South Dakota corporation



                        By:         /s/ William G. Smith

                        Title:      Director